UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

NEW FRONTIER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On July 30, 2019, New Frontier Corporation (the “Company”) issued a press release regarding a proposed business combination with United Family Healthcare. Below is (i) a copy of such press release and (ii) a copy of an investor presentation the Company plans to use in connection with meetings with shareholders and prospective investors, each of which is being filed herewith as soliciting materials.

NEW FRONTIER CORPORATION TO ACQUIRE UNITED FAMILY HEALTHCARE

TO CREATE ONE OF CHINA’S LARGEST PUBLICLY LISTED INTEGRATED PRIVATE HEALTHCARE SERVICES COMPANY

Hong Kong, July 30, 2019 — New Frontier Corporation (NYSE: NFC) (“NFC”), a public investment vehicle sponsored by New Frontier Group, and United Family Healthcare (“UFH”), one of the largest and most recognized integrated premium private healthcare operators in China, today announced that they have unanimously approved and entered into a definitive transaction agreement under which NFC will acquire UFH from its existing shareholders, including affiliates of TPG and Fosun Pharma, to create one of China’s largest publicly listed integrated healthcare services company. With an anticipated initial enterprise value of $1,440 million1, the new company will operate under the name of New Frontier Health Corporation (“NFH” or the “Company”) with the mission to deliver high quality and comprehensive healthcare services across China, and to continue to grow through organic expansion and strategic acquisitions.

To fund the purchase price and provide working capital to the Company, in addition to the $478 million of cash raised by NFC in its initial public offering and through forward purchase commitments obtained at the time of NFC’s initial public offering, NFC has obtained an additional $711 million in equity commitments (at $10.00 per share) from a group of well-known investors including Vivo Capital, Nan Fung Group, and a group of strategic investors and global asset managers. Of the additional $711 million in equity commitments, NFC is expected to utilize at least $565 million in support of the acquisition. In addition, investors representing $90 million of cash held in NFC’s trust account have committed not to exercise their redemption rights with respect to their shares. Existing management of UFH and Fosun Pharma, will roll a portion of their ownership in UFH and together are expected to own an aggregate of approximately 12%2 of NFH at closing. As one of the leading pharmaceutical and healthcare companies in China, Fosun Pharma will remain as an important long-term strategic partner. NFC has also obtained debt commitments from certain lenders, pursuant to which the lenders have committed to make available to NFC at closing up to $300 million through a senior term loan facility.

As part of the transaction, UFH is expected to be given the exclusive right to manage New Frontier Group’s 64,000 sq. meter flagship Shenzhen city center hospital, which will anchor UFH’s asset-light management strategy.

Following the close of the transaction, Mr. Antony Leung (Chairman of NFC) will become Chairman of the Company’s board of directors, Mr. Qiyu Chen (Chairman of Fosun Pharma) will be Co-Chairman of the Company’s board of directors, and Ms. Roberta Lipson (Founder and CEO of UFH) will be CEO of NFH. Mr. Carl Wu (CEO of NFC) will lead a new executive committee of the Company’s board of directors to support and guide the management for the continued success of NFH.

1 The aggregate purchase price is approximately $1,300 million, subject to customary adjustments as set forth in the Transaction Agreement. $1,300 million does not include primary capital investments, transaction expenses and others.

2 Based on the current assumptions and subject to outcome of trust account redemption

Upon closing of the transaction, the Company is expected to trade on the New York Stock Exchange under the symbol “NFH”.

UFH highlights:

Since its founding as one of the first international standard privately-owned hospitals in China in 1997, UFH’s mission has been to provide premium quality medical service in China. Over the past 22 years, UFH has witnessed the tremendous growth in the Chinese middle class and the significant increase in demand for high quality private healthcare. Today, UFH is one of the largest integrated private healthcare service providers in China by revenue, with nine hospitals (two of which are under construction3) and 14 clinics in all four first tier cities and select second tier cities.

With a nationwide footprint, UFH is one of the few private integrated healthcare providers in China that offers a comprehensive suite of full life-cycle practices including family medicine, pediatrics, obstetrics, gynecology, IVF, surgery, orthopedics, oncology, and other specialties. Services include primary care, check-ups and preventive services, consultation, diagnostics, both ambulatory and hospital-based treatment and surgical services, and patient-centered care for chronic and acute diseases.

UFH is one of the most recognized brands in the healthcare service sector in China due to its long operating history of delivering care in accordance with international standards. Its Beijing and Shanghai Puxi facilities were among the first JCI (Joint Commission International) accredited facilities in China, and all of UFH’s major facilities with over three years of operating history are reaccredited by JCI on a three-year cycle. UFH proudly manages its operations according to the strictest international practices of safety, transparency, infection control, medical records, patient confidentiality, and peer review.

Due to the accelerating trend of aging population and the rising demand for private healthcare, China’s private hospital sector revenue grew at a CAGR of 25% between 2013 and 2017, according to the National Health Commission of China. Reflecting strong sector growth and a leading position in premium private healthcare, UFH’s adjusted EBITDA* of core existing facilities4 has experienced a 35.9% CAGR from 2015 to 2018. NFC believes that UFH is uniquely positioned to capture sector growth and generate significant organic growth with its current portfolio of hospitals and clinics given its recent strategic investments which created substantial new capacity in UFH’s core geographic markets. Within the past year UFH opened several large facilities in first tier cities, including central Guangzhou, Shanghai Puxi, and Shanghai Pudong, and is in the process of building two new hospitals in central Beijing and Shenzhen. Approximately 70% of the invested / planned capacity5 of UFH’s entire portfolio has less than five years of operating history and has significant organic growth potential.

On consolidated basis, UFH expects total revenue to grow at ~18% CAGR and total Adjusted EBITDA to grow at ~50% CAGR over the next five years as a result of organic growth from our recent substantial capacity expansion.

3 Including the new Beijing Datun and Shenzhen hospitals (management contract will be finalized before closing of this transaction).

4 Core existing facilities include Beijing Hospital, Shanghai Puxi Hospital, Tianjin Hospital, Qingdao Hospital, Beijing Rehab Hospital and their affiliated clinics

5 Measured by area of facilities and including the Beijing Datun hospital

In connection with the transaction, NFC expects to provide the Company with approximately $180 million of additional primary capital6. These proceeds are expected to fund capital expenditure commitments, future expansion of current and new facilities, potential synergistic and accretive acquisitions and transaction expenses.

Antony Leung, Co-Founder and Chairman of New Frontier Group and NFC commented:

“Healthcare has been an important strategic focus for New Frontier. Our goal is to continue building and growing our integrated healthcare platform in China. We aim to provide high-quality and reliable healthcare services to patients and families across their life cycles. We are extremely delighted to start the next chapter of the UFH story. We believe we will be a strong strategic partner given our significant operating and investment experience.”

Qiyu Chen, Chairman of Fosun Pharma and Co-President of Fosun International commented:

“Fosun Pharma has been a long-term supporter and shareholder of UFH, and we are very pleased to remain a strategic shareholder in UFH after this transformative transaction with New Frontier. We believe UFH under the leadership of the new board will deliver significant growth and value to the shareholders of UFH.”

Roberta Lipson, Founder and CEO of United Family Healthcare commented:

“I am very excited that UFH is re-entering the public markets as the leading premium private healthcare services provider with the longest track record in China. The management team is also pleased to have the leadership of Antony and Carl to support UFH to the next level of growth. With this transaction, I am confident we will continue to execute our future growth plan. I’d also like to thank TPG for their support during the past five years. Our partnership with TPG has been hugely rewarding and their experience in developing healthcare companies across Asia and globally has been beneficial to UFH’s continued momentum.”

Carl Wu, Co-Founder and CEO of New Frontier Group and NFC commented:

“We intend to continue to build upon UFH’s strong success and work closely with the management team to further grow the business. We plan to leverage our existing healthcare portfolio to unlock substantial synergistic value through partnering with UFH’s well-established service offering. Together, we believe we will form a much stronger healthcare platform, which will accelerate UFH’s further expansion in China. We also believe that Ms. Roberta Lipson and the existing management team share many similar values and aspirations as us. We, as one team, will work closely together to lead UFH to future success.”

Scott Chen, Partner, TPG Capital Asia commented:

“We invested in UFH with the belief that the company was in a strong position to address a substantial and growing need for quality private healthcare in China. Over the past five years, UFH has had tremendous clinical, operational and commercial success in expanding its footprint and growing its customer base across China. We are very proud of what we have accomplished together and we know that UFH will continue to thrive under the new ownership as New Frontier takes the company to the next level. It has been a pleasure working with the entire UFH team and we wish them all the best for the future.”

6 Subject to outcome of trust account redemption

Shan Fu, Managing Partner, Co-CEO and CEO of Greater China, Vivo Capital commented:

“We are confident in the rise and continuous growth of the premium healthcare services segment in China, and United Family Healthcare is the leading player in this space.  Partnering with New Frontier Group, we believe that UFH will continue to develop capabilities to offer comprehensive healthcare services of the highest quality to patients in China.  Vivo is excited to partner with UFH and plans to leverage our resources to support the growth of the company.”

Details of the transaction:

On July 30, 2019, NFC entered into a definitive agreement to acquire UFH from its existing shareholders including an affiliate of TPG and Fosun Pharma with a combination of stock and cash financing. Upon closing of the transaction, the Company is expected to have an anticipated initial fully diluted enterprise value of $1,440 million, implying 19.3x 2020 projected Adjusted EBITDA7 of UFH’s Beijing hospital and Shanghai-Puxi hospital, which represents approximately 20% of total invested / planned capacity at UFH. Inclusive of all assets, the valuation implies 25.0x 2020 projected Adjusted EBITDA and 15.7x 2021 projected EBITDA respectively.

NFC expects to fund the acquisition of UFH using approximately $478 million of cash proceeds from NFC’s initial public offering and from forward purchase agreements entered into at the time of NFC’s initial public offering, $565 million in private placement proceeds (out of $711 million of commitments) and up to $300 million in loan facility. NFC has received commitments from certain shareholders representing $90 million not to redeem their public shares. Upon the closing of the transaction, NFC expects $180 million of cash to remain on UFH’s balance sheet8, which will be used to fund transaction expenses, capital expenditure commitments and future expansion of the Company.

The board of directors of NFC and UFH have unanimously approved the transaction. Completion of the transaction is subject to approval by the shareholders of NFC, shareholders of Fosun Pharma, and certain other customary closing conditions. A subsidiary of Fosun International, a 37.87% shareholder of Fosun Pharma, has entered into a voting support agreement to vote in favor of the transaction. The transaction is expected to close in the fourth quarter of 2019.

Additional information on the proposed transaction will be included in NFC’s Current Report on Form 8-K which will be filed with U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov.

Credit Suisse and UBS AG are serving as capital markets advisors and Winston & Strawn LLP, Simpson Thacher & Bartlett LLP, Kirkland & Ellis LLP, and Global Law Office are acting as legal advisors to NFC. Cleary Gottlieb Steen & Hamilton LLP and Fangda Partners are acting as legal advisors to TPG, Paul Hastings is acting as legal advisor to Fosun Pharma and Hughes Hubbard & Reed LLP is acting as legal advisor to Roberta Lipson.

7 Including pro rata allocation of RMB 40mn of headquarter expenses

8 Subject to outcome of trust account redemption

Investor Call and Webcast Details

Investors may listen to a conference call regarding the proposed transaction at 10:00 AM U.S. ET on Tuesday, July 30, 2019.

U.S. Toll Free: +1-877-705-6003

International: +1-201-493-6725

A webcast of the call, along with the investor presentation, can be accessed at www.new-frontier.com/en/nfc/.

The call will be available for replay at 1:00 PM U.S. ET on Tuesday, July 30, 2019, through midnight on August 6, 2019, by dialing +1-844-512-2921 toll free in the U.S. or +1-412-317-6671 internationally using the access code 13693281.

About New Frontier Corporation

New Frontier Corporation is a public investment company formed by New Frontier Public Holding Ltd., an affiliate of New Frontier Group, for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. New Frontier Group is a China-focused investment group that invests in, builds and operates diversified businesses in the Chinese new economy sectors. For more information, visit www.new-frontier.com

About United Family Healthcare

United Family Healthcare is a leading private healthcare provider offering comprehensive premium healthcare services in China through the operations of its United Family Hospitals and Clinics, a network of private hospitals and affiliated ambulatory clinics. United Family Healthcare currently has nine hospitals and in total over 700 licensed beds in operation or under construction in all four 1st tier cities and selected 2nd tier cities. Further company information may be found at www.unitedfamilyhospitals.com.

About Fosun Pharma

Fosun Pharma( stock code: 600196.SH, 02196.HK) is a leading healthcare Group founded in 1994 in Shanghai, with its business strategically covers important segments of the healthcare industry value-chain, including pharmaceutical manufacturing and R&D, healthcare services, medical devices and diagnosis, as well as pharmaceutical distribution and retail. Facing with the unmet medical needs, Fosun Pharma has established international R&D platforms in the field of innovative chemical drugs, biologics, high-value generic drugs and cell-therapy. With its commitment to innovation for good health, Fosun Pharma will continue insisting on the strategic development approach of “organic growth, external expansion and integrated development”, striving to be one of the leading enterprises in the global healthcare market. For more information, please visit www.fosunpharma.com

About TPG

TPG is a leading global alternative asset firm founded in 1992 with more than $108 billion of assets under management and offices in Austin, Beijing, Boston, Dallas, Fort Worth, Hong Kong, Houston, London, Luxembourg, Melbourne, Moscow, Mumbai, New York, San Francisco, Seoul, and Singapore. TPG’s investment platforms are across a wide range of asset classes, including private equity, growth equity, real estate, credit, and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com.

About Vivo Capital

Vivo Capital (“Vivo”) is a healthcare-focused investment firm formed in 1996 with over $3.1 billion under management. Vivo is currently making investments out of its growth and private equity fund into promising late-stage private and public healthcare companies in the U.S., Europe, and Greater China, from its Opportunity Fund into promising public healthcare companies, and from its PANDA Fund into promising early-stage innovative healthcare companies.

*Use of Non-IFRS Financial Measures

This press release includes certain financial measures, including Adjusted EBITDA, that were not calculated in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) and should not be considered as alternatives to IFRS. Adjusted EBITDA is defined as net income / (loss)plus (i) depreciation and amortization, (ii) interest expense, (iii) other expenses (such as share based compensation), and (iv) provision for income taxes, as further adjusted for one-off rental and relocation expenses as well as the management fee to Fosun Pharma and TPG. NFC and UFH believe that these non-IFRS measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by UFH’s management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of UFH and the combined company to its competition. NFC and UFH believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-IFRS measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with IFRS. Other companies may calculate Adjusted EBITDA and other non-IFRS financial measures differently, and therefore UFH’s non-IFRS financial measures may not be directly comparable to similarly titled measures of other companies. Not all of the information necessary for a quantitative reconciliation of these non-IFRS financial measures to the most directly comparable IFRS financial measures is available without unreasonable efforts at this time.

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to the benefits of the proposed business combination, the projections of 2020 and 2021 adjusted EBITDA and generally the future financial performance of the Company following the proposed business combination, changes in the market for UFH’s services and expansion plans and opportunities, including future acquisitions are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing NFC’s or UFH’s views as of any subsequent date, and neither NFC nor UFH undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement to be entered into in connection with the proposed business combination (the “transaction agreement”); (2) the outcome of any legal proceedings that may be instituted against UFH or NFC following announcement of the proposed business combination and related transactions; (3) the inability to complete the transactions contemplated by the transaction agreement due to the failure to obtain approval of the shareholders of NFC or Fosun or satisfy other conditions to the closing of the proposed business combination; (4) the ability to obtain or maintain the listing of the Company’s ordinary shares on the New York Stock Exchange following the proposed business combination; (5) the risk that the proposed business combination disrupts the parties' current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that UFH or NFC may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by NFC with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in NFC’s prior and future filings with the SEC, available at www.sec.gov.

Additional Information About The Business Combination And Where To Find It

NFC intends to file with the SEC preliminary and definitive proxy statements in connection with the proposed business combination and other matters and will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. NFC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with NFC’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about NFC, UFH and the proposed business combination. NFC’s shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by NFC, without charge, at the SEC's website located at www.sec.gov or by directing a request to NFC, 23rd Floor, 299 QRC 287-299, Queen’s Road Central, Hong Kong, Attention: Harry Chang, or by telephone at (852) 3703-3251. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

NFC and UFH and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NFC’s shareholders with respect to the business combination. Information about such persons, including their name and a description of their interests in NFC, UFH and the business combination, as applicable, will be set forth in the proxy statement for the business combination, when it becomes available. The proxy statement will be available free of charge at the SEC’s website at www.sec.gov, or by directing a request to NFC, 23rd Floor, 299 QRC 287-299, Queen’s Road Central, Hong Kong, Attention: Harry Chang, or by telephone at (852) 3703-3251.

Contact:

ICR, LLC

Media

US:

James Heins

Tel: +1-203-682-8200

Email: james.heins@icrinc.com

Asia:

Jeff Pei

Tel: +86 10 6583 7514

Email: Jianfeng.pei@icrinc.com

Investors

William Zima/Rose Zu

Tel: +1-203-682-8200

Email: bill.zima@icrinc.com/rose.zu@icrinc.com

1 July 2019 New Frontier Corporation Business Combination with United Family Healthcare Updated 16:00PM Jul 30, 2019 To remove this and all watermarks

2 2 DISCLAIMER This investor presentation (“presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of New Frontier Corporation ("NFC"), United Family Healthcare ("UFH") or any of their respective affiliates. This presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination (the “Transaction”) between NFC and UFH, and for no other purpose. The information contained herein does not purport to be all - inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. NFC and UFH assume no obligation to update the information in this presentation, except as required by law. Furthermore, any and all trade names referred to in this presentation are the property of their respective owners. Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. NFC’s and UFH’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward - looking statements. These forward - looking statements include, without limitation, NFC’s and UFH’s expectations with respect to future performance and anticipated financial impacts of the Transaction and the timing of the completion of the Transaction. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including the inability to complete the Transactions (including due to failure to receive required shareholder approvals or the failure of other closing conditions), the inability to recognize the anticipated benefits of the Transaction; the inability to meet the New York Stock Exchange's listing standards, costs related to the Transaction, the combined company's ability to manage growth, the combined company's ability to execute its business plan (including due to changes in government policies or regulation affecting the combined company's business) and meet its projections, rising costs (including due to changes in regulation or government policies affecting the combined company's business) affecting the combined company's profitability, potential litigation involving NFC, UFH, or after the closing of the Transaction, the combined company, and other risks and uncertainties indicated from time to time in the proxy statement to filed relating to the Transaction, including those under the section entitled "Risk Factors" therein and in NFC's other filings with the U.S. Securities and Exchange Commission (the "SEC"). Most of these factors are outside of NFC’s and UFH’s control and are difficult to predict. NFC cautions readers not to place undue reliance up on any forward - looking statements, which speak only as of the date made. NFC and UFH do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

3 3 DISCLAIMER (CONT'D) No Representation or Warranty None of NFC, UFH or any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a further review of the Transaction and is not intended to be all - inclusive or to contain all the information that a person may desire in considering the Transaction. It is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. Use of Projections This presentation contains financial projections. Such financial projections have not been prepared in conformity with accounting principals generally accepted in the United States or the International Financial Reporting Standards as adopted by the International Accounting Standards Board ("IFRS"). Neither NFC’ s n or UFH’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of NFC’s and UFH’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of UFH or the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which U FH competes and other industry data. We obtained this information and statistics from third - party sources, including reports by market research firms and company filings. Use of Non - IFRS Financial Matters This presentation includes certain financial measures, including Adjusted EBITDA that were not calculated in accordance with IFR S. Adjusted EBITDA is defined as net income / ( loss) plus ( i ) depreciation and amortization, (ii) interest expense, (iii) other expenses ( such as share based compensation ), (iv) provision for income taxes, as further adjusted for one - off rental and relocation expenses as well as the management fee to Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (" Fosun ") and TPG. NFC and UFH believe that these non - IFRS measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by UFH’s management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of UFH and the combined company to its competition. NFC and UFH believe that the use of these non - IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non - IFRS measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with IFRS. Other companies may calculate Adjusted EBITDA and other non - IFRS financial measures differently, and therefore UFH’s non - IFRS financial measures may not be directly comparable to similarly titled measures of other companies. For additional information and a reconciliation of these non - IFRS financial measures to the nearest comparable IFRS financial measures, see the section entitled "EBITDA Reconciliation" in the Appendix at the end of this presentation.

4 4 DISCLAIMER (CONT'D) Historical Financial Information Certain historical financial information of UFH included in this Presentation has been derived from the annual financial statements of UFH which were prepared in accordance with IFRS and are currently being audited in accordance with standards of the Public Company Accounting Oversight Board. In connection with such audit, such financial information included herein is subject to change, and any such changes could be material. Additional Information About the Transaction and Where to Find It The Transaction is expected to be submitted to shareholders of NFC for their consideration. NFC intends to file with the SEC preliminary and definitive proxy statements in connection with the Transaction and other matters and will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Transaction. NFC's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with NFC's solicitation of proxies for its extraordinary general meeting to be held to approve, among other things , the Transaction, because these documents will contain important information about NFC, UFH and the Transaction. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Transaction and other documents filed with the SEC by NFC, without charge, at the SEC's website located at www.sec.gov or by directing a request to Harry Chang at (852) 6126 4345. Participants in the Solicitation NFC, UFH and their respective directors, and executive officers may, under SEC rules, be deemed to be participants in the solicitations of proxies from NFC’s shareholders in connection with the Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of NFC's shareholders in connection with the Transaction will be set forth in NFC's proxy statement when it is filed with the SEC. You can find more information about NFC's directors and executive officers in NFC’s Annual Report on Form 10 - K for the year ended December 31, 2018, filed with the SEC on April 1, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in NFC's proxy statement when it becomes available, which can be obtained free of charge from the sources indicated above.

5 5 SITUATION OVERVIEW COMPANY OVERVIEW INDUSTRY OVERVIEW GROWTH INITIATIVES AND FINANCIALS APPENDIX TABLE OF CONTENTS

6 6 SITUATION OVERVIEW ▪ New Frontier Corporation (“NFC”) is a Special Purpose Acquisition Company (“SPAC”) sponsored by New Frontier Group (“NF Group”) . NFC completed a successful IPO on the NYSE in June 2018 (raised IPO proceeds of US $ 287.5 mm and FPA of US $ 190.0 mm) ▪ NFC is in the process of acquiring United Family Healthcare ("UFH"), one of the largest and most recognized integrated premium private healthcare operators in China ⁻ UFH is one of the largest integrated private healthcare service providers in China by revenue, with 9 hospitals ( 2 of which are under construction ) and 14 clinics in all 4 first tier cities and select second tier cities ⁻ Comprehensive suite of full - lifecycle practices in 30 + specialties including IVF services, primary care, family medicine, pediatrics and obstetrics, gynecology, surgical services orthopedics, oncology and other services ⁻ International standard healthcare services and top medical professionals ⁻ Mature operations platform built by mature experienced team ▪ NFC believes it can drive continuous growth to UFH's business ⁻ Large supply and demand mismatch for high quality healthcare ⁻ Highly visible growth and expansion plan ⁻ NFC has significant experience and expertise in China's healthcare industry Wording Change: ⁻ International standard healthcare services and top medical professionals (changed from “medical” to “healthcare”) ⁻ Add “Mature operations platform built by mature experienced team”

7 7 COMPANY OVERVIEW

8 8 THE LEADING PRIVATE HEALTHCARE SERVICES PROVIDER IN CHINA COMPREHENSIVE SERVICE OFFERING covering 30+ specialties 9 hospitals 1 14 clinics 1 700+ licensed beds 600+ physician staff 600+ physician consultants 2019E outpatient visits: ~ 670,000 2019E inpatient visits: ~ 12,000 Operating Assets 2 2019E Adjusted EBITDA: RMB 469mm 2014A - 2019E CAGR: 10.5% ALL 3 JCI certified Beijing United Family ONLY JCI and CAP certified hospital FIRST da Vinci and MAKO in private hospital Source: Company; As of Dec 31, 2018 1. Include 2 hospitals under construction, 13 directly operated clinics and 1 managed clinic 2 . Operating assets include Beijing, Shanghai Puxi, Tianjin, Qingdao and Beijing Rehab Hospitals as well as B o’Ao and Hangzhou Clinics and post - partum care worker business 3 . All hospital and clinics with at least 3 years of operating experience are accredited or re - accredited on a 3 year cycle . The newest Qingdao and Shanghai Pudong hospitals were not yet eligible in the 2017 audit, but Qingdao will be included in the 2020 audit and Pudong will be eligible in the next cycle . One of the LARGEST private healthcare services providers in China by revenue 2019E total revenue : RMB ~ 2.5bn 2014A - 2019E CAGR: 13.3% 1 1 TOP - RANKED brand among high - end private hospitals Update “400+ Physicians 1,000+ Consultants” Footnote on JCI “One of” the largest to match press release Revise footnote re JCI

NATIONWIDE GEOGRAPHIC FOOTPRINT

Broad geographic coverage across all **four Tier 1 cities**

Strategic opportunity for expansion **into Tier 2 cities**



Beijing
Tianjin
Qingdao
Shanghai
Hangzhou
Guangzhou
Shenzhen²
Hainan
Existing Hospitals
Pipeline Hospitals
Clinics

GREATER BAY CLUSTER



Hainan



Hub-and-Spoke Model

2 Hospitals **2 Clinics**

BEIJING CLUSTER + NORTH CHINA[1]



Qingdao



Hub-and-Spoke Model

5 Hospitals **8 Clinics**

SHANGHAI CLUSTER + EAST CHINA





Hub-and-Spoke Model

2 Hospitals **4 Clinics**

Disciplines Across Centers:
Dental, Dermatology, Emergency Care, Family Medicine, Internal Medicine, OB/GYN, Pediatrics, Rehab, Postpartum Rehab, Radiology, Surgery, Orthopedics, Urology, and others

NEW FRONTIER

Source: Company
1. 5 hospitals in Beijing Cluster including Qingdao United Family
2. UFH is expected to be given the exclusive right to manage New Frontier Group's 64,000 sq. meter flagship Shenzhen city center hospital as part of the transaction

9

10 10 BROADER ADDRESSABLE MARKET WITH MORE LOCAL PATIENTS 3 Commercial Insurance 39% Self - pay 61% DIVERSIFIED FOUNDATION FOR FUTURE GROWTH Expat 31% Local 69% MULTI - SPECIALTY SERVICE OFFERING 1 2018A Source: Company 1. OB/GYN: Obstetrics and Gynecology; Peds: Pediatrics; Ortho: Orthopaedics; FM: Family Medicine; IM: Internal Medicine; ER: Emergency Room; PPR: Post - Partum Rehab 2. Split by revenue from insurance / self - pay patients 3. Split by volume of expat and local Chinese patients REVENUE MIX BETWEEN SERVICE & PHARMACY 2018A OB/GYN 23% Peds 16% Surgery 8% Ortho 7% FM 9% IM 5% ER 7% PPR 3% Others 22% 2014 2018A Expat 46% Local 54% DIVERSIFIED PAYER STRUCTURE 2 [CATEG ORY NAME] [VALUE] [CATEG ORY NAME] [VALUE] 2018A

11 11 COMPREHENSIVE PROVIDER WITH ENTIRE "LIFECYCLE" COVERAGE Revenue driven by high acuity departments including Orthopedics & Surgery 162 299 2014 2018A Surgery Orthopedics High Acuity HUB - AND - SPOKE MODEL CREATES COMPREHENSIVE HEALTHCARE SERVICES PLATFORM WITH MULTIPLE PATIENT TOUCHPOINTS Clinics Potential for Dermatology, ENT 1 , Ophthalmology & New Hope Oncology Centre 51 89 2014 2018A Ophthalmology ENT Dermatology New Specialties Home Health Attracting traffic with OB/GYN and Pediatrics 483 783 2014 2018A Pediatrics OB/GYN Revenue (RMB mm) Prenatal Care Pediatrics OB/ GYN 1 Expanding differentiated services complemented by Rehabilitation and PPR PPR 1 Rehabilitation 14 88 2014 2018A PPR Rehabilitation Broader patient base built up by Family Medicine 112 176 2014 2018A Family Medicine Family Medicine Dental Source: Company 1. OB/GYN: Obstetrics and Gynecology; ENT: Ear, Nose and Throat; PPR: Post - Partum Rehabilitation

12 12 UFH Clifford Distinct Healthcare iBorn Elisabeth Bupa 1.85 1.55 1.53 1.50 1.08 1.48 UFH American- Sino Landseed St. Michael Jiahui Parkway 1.75 1.64 1.55 1.38 1.30 1.38 THE MOST REPUTABLE PRIVATE HEALTHCARE BRAND IN CHINA RANKS TOP FOR MEDICAL QUALITY AMONG HIGH - END PRIVATE HOSPITALS BY PATIENTS, DOCTORS AND GOVERNMENT REGULATORS Source: Company, Company Analysis 1. Survey Question 4: Please force rank the following private hospital brands’ medical quality? Screening criteria: Have had any kind of medical treatment in private hospital in past 36 months 2. Scoring methods: a) Score 5 for brand ranked 1st ; Score 3 for brand ranked 2nd ; Score 1 for brand ranked 3rd ; b) Divide summed score by the number of respondents 3. Sample size for Beijing, Shanghai and Guangzhou were 105, 110 and 62 respectively RANKING SCORE OF PRIVATE BRANDS AMONG MONTHLY HOUSEHOLDS INCOME >RMB 27K 1,2,3 BEIJING UFH AmCare Parkway New Century HarMoniCare Oasis SHANGHAI GUANGZHOU 1.64 1.37 1.30 1.28 1.03 1.25 UFH UFH Landseed 2003 – The designated healthcare institution for foreigners during the SARS period 2010 – Official designated medical institutions for the Shanghai World Expo 2015 - Named as Most Investment - Worthy Healthcare Company 2016 – Ranked No.1 in China Top 100 Private Hospitals UFH American - Sino 2016 – Ranked No.2 in China Private Hospital Valuable Brands 2016 – Ranked No.18 in China Private Hospital Conglomerates Top 50 League 2018 – The designated Well - Known Trademark 2018 - Ranked No.1 repeatedly as The Best Employer among all private hospitals Add a few more credentials

13 13 Ranking AmCare Beijing 4 Peking University Intl. Hospital 10 New Century Healthcare 24 Beijing UFH 1 BEST SALARY PACKAGE MOST REPUTABLE BRAND PLATFORM FOR HIGHEST CALIBER MEDICAL TALENT SALARY PACKAGE, BRAND NAME AND WORKING ENVIRONMENT ARE THREE MOST IMPORTANT FACTORS FOR CAREER CONSIDERATIONS BY PHYSICIANS Source: China Private Healthcare Branding Value Ranked by DXY.com, Company, Company Analysis 1. Sample size of 274 2. Beijing Sanbo Brain Hospital, a private (mid market) specialty brain hospital 3. Also first to have Da Vinci and MAKO among all private hospitals in China TOP - RANKED AMONG PRIVATE HEALTHCARE PROVIDERS 1 1 x ~2.0 - 3.0 x UFH Public Hospitals ANNUAL INCOME OF CHIEF PHYSICIAN (PRE - TAX) 35 6 6 UFH Sanbo AmCare Beijing 19 9 4 UFH Parkway Int'l SOS Shanghai UFH UFH TOP - RANKED AMONG PHYSICIANS 2 1 ECONOMICS, BRAND AND CAREER OPPORTUNITIES ARE THE KEY FACTORS FOR ATTRACTING THE BEST PHYSICIANS BEST WORKING ENVIRONMENT Equipped with advanced facilities – One of only 2 da Vinci in private hospitals 4 in China – One of only 3 MAKO in China 4 UFH physicians spend an average of ~20 min per outpatient appointment , as opposed to the average less than 5 min consultation available in public hospitals Substantially low physician churn rate, 12%, 24% and 5% for UFH Beijing, Shanghai and Guangzhou respectively, versus ~30% turnover rate in most private hospitals in China STRONG MEDICAL NETWORK WITH REPUTABLE PARTNERS ~1.7 - 2.0x x UFH Public Hospitals ANNUAL INCOME OF CHIEF PHYSICIAN (POST - TAX) (% of response) Sanbo 3 1.86 1.58 1.53 1.22 1.17 0.92 UFH Amcare New Century Harmonicare Parkway Oasis TOP - RANKED AMONG AFFLUENT HOUSEHOLDS 1 1 (Ranking score) TO REPLACE FOOTNOTE 1. Ranking score of private brand listed among household income >60K individuals (in which a score of 5 is given to the #1 ranked brand, a score of 3 is given to the #2 ranked brand and a score of 1 is given to the #3 brand, and the sum of the scores are divided by the number of respondents Shanghai UFH 3 Guangzhou UFH 14 Shanghai Pudong UFH 31 Not to quantify salary Replace logos with what suggested by Roberta, removing: - 宣武 / 安贞 / 华山 / 瑞金 / 广东中医院 Replace measurement of doctor seeing patient: “Much lower outpatient/day/physician leading to better medical and service quality for patients (~4 - 6 outpatients a day vs. public hospital average of ~50)”

ASSET OVERVIEW

UFH

	OPERATING ASSETS						EXPANSION ASSETS (TIER 1 ONLY)				EXPANSION ASSETS (TIER 2)
	TIER 1			TIER 2							
	Beijing Chaoyang	Shanghai Puxi[1] (old)	Shanghai Puxi[2] (new)	Tianjin	Qingdao	Beijing Rehab	Guangzhou	Shanghai Pudong	Beijing Datun	Management Contract Shenzhen	
Operating Stats[4]											
Open Date	1997/2014	2004	2019	2012	2015	2013	2018	2018	2020	2021	
Gross Floor Area (sqm)	24,504[3]	5,900[3]	21,769[3]	6,900	30,000[8]	11,520	70,607[3]	28,471	22,834	64,000	
# of Licensed Beds	120	50	100	30	200[8]	101	105	100	200	250-350	
# of Consultation Rooms	239[3]	71[3]	106[3]	26	29	32	135[3]	83[5]	82[5]	TBC	Signed MoU & framework agreement in major Tier 2 locations
# of Satellite Clinics	8	4		0	0	0	1	0	N/A	TBC	
2019E Financials (RMB mm)		*2018*									
Revenue	1,304[3]	492[3]	531[3]	136	86	93	176[3]	109	0	5	(lease / operate and management contract model)
Revenue Contribution	*52%[3]*	*24%[3]*	*21%[3]*	*5%*	*3%*	*4%*	*7%[3]*	*4%*	*0%*	*0%*	
Revenue / Bed[6]	14.0[3]	12.0[3]	7.5[3]	5.9	1.8	1.1	1.7[3]	1.3	N/A	N/A	
Revenue / Sqm (RMB k)	53.2[3]	83.4[3]	24.4[3]	19.7	4.3	8.1	2.5[3]	3.8	N/A	N/A	
Adjusted EBITDA	345[3]	127[3,7]	130[3,7]	22	(22)	(1)	(43)[3]	(79)	(45)	5	
Initial Investments[9]	318[10]	78[10]	296[11]	105[10]	348	206[10]	727	561	447	N/A[12]	

Beijing City Cluster | Shanghai City Cluster | Greater Bay Cluster | JCI-Certified

Source: Company
1. All financials for old Shanghai Puxi are 2018A figures
2. New Shanghai Puxi is the expansion of the old Shanghai Puxi
3. Includes satellite clinics associated with hospitals
4. As of Dec 31, 2018
5. Stands for consultation rooms available at stabilization
6. Revenue / bed is calculated based on bed in use for each year
7. Adjusted EBITDA of Shanghai Puxi in 2018 and 2019 been adjusted for one-off rent and relocation expenses in New Puxi Hospital; after adjustment, Shanghai Puxi recorded RMB 13mm and RMB 16mm additional rent in 2018 and 2019 respectively
8. Includes Building A and additional capacity from Building B expansion
9. Initial Capex plus historical or expected loss and pre-opening expenses during ramp-up period
10. Only includes initial Capex as losses are not traceable
11. Expects no loss to be incurred as it is considered as an expansion of the old Puxi site (~1km from the existing site), which already has mature and stable patient base
12. Management contract: CAPEX paid for by the project company

NEW FRONTIER

14

ONE TEAM, ONE DREAM

SENIOR LEADERSHIP



Antony Leung

- Chairman / Co-Founder of New Frontier
- Chairman of Nan Fung Group
- Former HK Financial Secretary
- Former Chairman of Blackstone China, JP Morgan Asia



Roberta Lipson

- Founder of UFH
- Medical industry experience: 35+ years
- One of the most well regarded healthcare executives in China



Carl Wu

- CEO / Co-Founder of New Frontier
- Experienced healthcare entrepreneur (Co-founder of Care Alliance, YD Care, and Heal)
- Founding member of Blackstone Asia Pacific and Blackstone China

OPERATIONAL / MEDICAL EXPERTS



Dr. Jeff Staples
COO - UFH

- Medical industry experience: 25+ years
- Past experience: SOS, Parkway Health



DJ Hamblin-Brown
CMO - UFH

- Medical industry experience: 20+ years
- Past experience: NHS, Aspen Medical



Sylvia Pan
GM, Beijing UFH

- Medical industry experience: 25+ years



Lai Heng Mah
GM, Shanghai Puxi UFH

- Medical industry experience: 22+ years
- Past experience: KPJ Healthcare Berhad



Dr. Michael Zhang
GM, Shanghai Pudong UFH

- Medical industry experience: 20+ years
- Past experience: SIMC, Xinhua Hospital



Dr. Kate Gaynor
GM, Guangzhou UFH

- Medical industry experience: 15+ years
- Past experience: US CDC, Hawaii DMAT



Dr. Kelly Xia
CMO, Guangzhou UFH

- Professor of Pediatrics in China
- Published over 20 papers in medical journals

FINANCE / M&A PROFESSIONALS



Walter Xue
CFO - UFH

- Past experience: 25+ years in healthcare industry



Harry Chang
Managing Director - NF

- Past experience: CITIC Capital, China Everbright, China Minsheng Investment, Lehman Brothers, Merrill Lynch



David Zeng
Executive Director - NF

- Past experience: Blackstone Hong Kong, Barclays



Francis Lee
Managing Director - NF

- Past experience: Hilton Greater China

OPERATING PARTNERS



Albert Xu
Executive Director - NF

- Operating Partner of New Frontier Health
- Past experience: Blackstone, Deutsche Bank



Shuai Yuan
Executive Director - NF

- Operating Partner of New Frontier Health
- Past experience: Morgan Stanley PE, Morgan Stanley IBD

NEW FRONTIER
15

16 16 EXPERIENCED BOARD OF DIRECTORS Frederick Ma Dr. C H Leong Notes: 1. Past and present 2. Mr. Shan Fu (CEO of Vivo China) will join as Director after closing 3. Currently part of Ministry of Commerce of PRC Independent Director ▪ Secretary for Commerce & Economic Development of the HKSAR (2007 – 2008) ▪ Secretary for Financial Services and the Treasury for HKSAR (2002 – 2007) Independent Director David Johnson Independent Director (2013 – present) (2009 – 2013) (1981 – 2009) ▪ Senior Managing Director / Senior Advisor ▪ Senior Vice President of Strategy and Business Development ▪ Vice President of Corporate Development ▪ Led IBM’s $3.5 billion acquisition of PwC’s consulting arm ▪ Chairman of the Hong Kong Hospital Authority (1988 – 2000) (2005 – 2012) ▪ Non - official member of the Executive Council HKSAR ▪ Non - executive Chairman (2016 – Present) (2009 – 2015) ▪ Chairman of the Hong Kong University Council Board directorships 1 Precedent experience ▪ Chief Financial Officer (2002 – 2002) ▪ Member of Legislative Council of Hong Kong (1988 – 2000) Shan Fu Director 2 (2013 – present) (2008 – 2013) ▪ Managing Partner, Co - CEO and CEO of Greater China ▪ Senior Managing Director in Private Equity group ▪ Chief Representative in Beijing office (2003 – 2008) ▪ Department of Foreign Investment in National Development and Reform Commission (NDRC) of PRC (1993 – 2003) ▪ State Economic and Trade Commission 3 of PRC

17 17 NEW FRONTIER HEALTHCARE ADVISOR TEAM David D. Ho, M.D. Irene Diamond Professor at The Rockefeller University Scientific Director and CEO of the Aaron Diamond AIDS Research Center Time Magazine’s Man of the Year (1996) Professor Chung - Mau Lo, BBS, JP Hospital Chief Executive at The University of Hong Kong - Shenzhen Hospital Director of Liver Transplantation Centre at Queen Mary Hospital Honorary Fellow of the American Surgical Association and the American College of Surgeons Dr. Zhang Naizi Director of Shanghai third community welfare institute Director of the Institute of Ageing Industries, Shanghai Jiaotong University Member of the national pension service expert committee Dr. Leong Chi - tat Director of Haven of Hope Sister Annie Skau Holistic Care Centre Fellow of the Royal College of Internal Medicine Fellow of the Hong Kong Institute of Social Medicine Dr. Leong Che - hung, GBM, JP Former Chairman of the Hospital Authority Former member of the Legislative Council Former Chairman of the University of Hong Kong (HKU) Council Professor Diane T.F. Lee, JP Professor of Nursing at the Nethersole School of Nursing, CUHK Director of Y.K. Pao Foundation Centre for Nursing Excellence in Chronic Illness Care Deputy Director of CUHK Jockey Club Institute of Ageing Mrs. Kwok Yuen Wai Yee Victoria Three committees of the Association’s Residential Aged Care Accreditation Scheme Former non - government organization representative to the Central Committee on Elderly Services Former Member of Social Welfare White Paper Aged Service Committee Professor Jean Woo Director of the Jockey Club Institute of Ageing at CUHK Director of the SH Ho Centre for Gerontology and Geriatrics Honorary Consultant of the Hospital Authority Dr. Carrie Willis , Yau Sheung Mui Chairman of Committee on Professional Development of Teachers and Principals Board of Canadian International School Executive Director of the Vocational Training Council Professor Yuen Kwok - yung Professor of Department of Microbiology, University of Hong Kong Co - Director of State Key Laboratory of Emerging Infectious Diseases at HKU Academician of Chinese Academy of Engineering Dr. Ko Wing Man, GBS, JP Former Secretary of Food and Health Bureau Member of the Medical Council of Hong Kong Chairman of the Hong Kong Anti - Cancer Society Director of the Hong Kong Red Cross Member of the Board of Hong Kong Baptist University Professor Grace Tang Wai King, JP Honorary Clinical Professor of Department of Obstetrics and Gynecology, University of Hong Kong Founding Hospital Chief at The University of Hong Kong - Shenzhen Hospital Founding Chairman of The Asian Medical Education Association

1 INDUSTRY OVERVIEW

2 2 REVENUE FOR HEALTHCARE SERVICES IN CHINA - HOSPITALS & PRIMARY CARE (US$ bn) 1 17% CAGR 13 - 17 (%) CAGR 17 - 23 (%) 25% 11% 12% 16% 22% 10% 9% (US$ bn) 1 42% 58% 59% 59% 59% 60% 62% 41% 41% 41% 40% 38% RAPID GROWTH IN DEMAND FOR HEALTHCARE SERVICES 23% 25% CAGR 17 - 23 (%) 20% 22% CAGR 13 - 17 (%) Source: NHFPC, Company Analysis 1. Exchange rate at USD:RMB = 1.00 : 6.80 2. Annual high - end medical spending by residents (Expatriate, Local out of Pocket, Local Insured Patients) in Tier 1 & Tier 2 ci ties of China Local out of Pocket is defined as affluent households with annual income > RMB 324K Assumed addressable population all live in Tier 1 and Tier 2 cities; Tier 1 cities: Beijing, Shanghai, Guangzhou and Shenzhen ; Tier 2 cities: 46 cities incl. Tianjin, Nanjing, Hangzhou, Chongqing, Chengdu, Ningbo and etc. PREMIUM HEALTHCARE EXPENDITURE 2 IN CHINA 434 6% 20% 2017A 21% 71% 20% 71% 340 6% 2013A 7% 20% 4% 8% 71% 2015A 3% 20% 70% 2016A 1,009 3% 9% 69% 15% 19% 62% 2023E 389 488 544 2014A Private primary care Private hospitals Public primary care Public hospitals 58% 42% 2014A 10 2013A 41% 59% 41% 41% 59% 2015A 59% 2016A 40% 60% 2017A 38% 62% 2023E 5 7 8 13 40 1st tier 2nd tier RHS: Remove “UFH” from “PREMIUM HEALTHCARE EXPENDITURE 2 OF UFH IN CHINA”

3 3 CHINA IS UNDER - PENETRATED IN PRIVATE HEALTHCARE 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 300 700 500 600 900 1,000 1,100 400 1,300 1,200 800 5,300 0 Germany SOUTH AFRICA Spain Private healthcare spending per capita (US$) Taiwan South Korea GDP per capita (US$ ‘000) Canada Japan United States Singapore China France Switzerland BRAZIL Australia Asia NA EU LatAm & Africa AU South Africa and Brazil have lower/comparable income but higher spending than China China Tier 1 1 Hong Kong 2 Source: EIU, Euromonitor, BMI, Hong Kong Food and Health Bureau; A s of 2017 1. Tier 1 cities include Beijing, Shanghai, Guangzhou and Shenzhen. Private healthcare spending per capita assumed to mirror private vs. public hospital revenue trends in China 2. Private healthcare spending per capita assumed to mirror private vs. public hospital revenue trends in China

4 4 (2,300) ( RMB bn ) TOP TRENDS IN THE CHINESE PUBLIC AND PRIVATE HOSPITAL SECTORS Source: Frost & Sullivan, PwC survey on urban middle class Chinese, National Health and Family Planning Commission, Company Analysis; As of 2016 SCARCITY AND UNEVEN DISTRIBUTION OF QUALITY MEDICAL RESOURCES IMMENSE PRESSURE ON PUBLIC HEALTHCARE SYSTEM 3 hours Average time to visit a physician ~90% Average bed occupancy rate in public hospitals 5 mins Actual time spent in a physician consultation Class III: 2,232 (8%) Class II: 7,944 (27%) Class I: 9,282 (32%) Unrated: 9,682 (33%) # of Annual Hospital Outpatient Visits (mm) Class III: 1,628 (50%) Class II: 1,217 (37%) Class I: 218 (7%) Unrated: 207 (6%) # of Hospitals in China EXPECTED DEFICIT OF THE BASIC SOCIAL MEDICAL INSURANCE 2020E 2026E Deficit is expected to arise TOP TRENDS IN THE PRIVATE HOSPITAL SECTOR Private hospitals in China are facing challenges that present unique opportunities for a branded comprehensive player like UFH Lack of a Comprehensive Service Provider − Most private hospital systems are focused on a single specialty / low acuity situations Highly Fragmented Market − Limited scaled players provide opportunity for a large, branded player like UFH Willingness to Pay − >80% of patients are willing to pay a premium to visit a private hospital − Huge under supply of premium hospitals Brand Recognition and Reputational Issues − Scarcity value as few players have both a strong brand and reputation TOP TRENDS IN THE PUBLIC HOSPITAL SECTOR Swap bran recognition and reputational issues before Willingnes to pay, as the first two are about supply, and the willingness to pay is about demand.

5 5 25 40 64 103 314 106 139 183 240 483 131 179 247 343 797 90 109 155 212 303 7% 8% 11% 15% 22% 0 200 400 2000A 2010A 2020E 2030E 2040E Population Aged 65+ as % of Total Population AGING POPULATION AND COMMERCIAL HEALTHCARE INSURANCE ARE KEY LONG TERM GROWTH DRIVERS OF HEALTHCARE SERVICES 15% 28% CAGR 18 - 23 (%) 15% 25% CAGR 12 - 18 (%) RAPIDLY AGING POPULATION China population aged 65+ (Persons mm) HIGH - END PHI 2 ADDRESSABLE POPULATION ('000) COMMERCIAL HEALTH INSURANCE GWP 1 (US$ bn) 2 China Population Aged 65+ (Persons mm) 2012A 2014A 2016A 2018E 2023E Source: United Nations, China Insurance Yearbook, CIRC, McKinsey Global Institute, Company Analysis 1. Include all local and foreign players. Health insurance GWP (gross written premium) includes premium sold by both life and P& C insurers 2. PHI = Private Health Insurance 3. Exchange rate at USD:RMB = 1.00 : 6.80 Tier 1 cities Tier 2 cities 2023E 2012A 13 2016A 2014A 2018E 23 59 94 294 Add “Commercial” in header of middle chart Add Definition of PHI to footnote

6 6 THE LEADING COMPREHENSIVE HEALTHCARE SERVICES PROVIDER IN CHINA 2018 A REVENUE 2 MOST COMPREHENSIVE HEALTHCARE SERVICES OFFERING Covering over 30+ specialties while major peers 1 only have 10 - 15 specialties High entry barriers Source: Company, Company Analysis 1. Major peers include Parkway Health, AmCare, HarMoniCare, American - Sino and New Century Healthcare 2. Revenue and breakdown based on 2018A except for Company A (2018 annual report not released) 3. Other Specialties include Medical Aesthetic, Oncology, Dental, Neurology, and Emergency Medicine 4. Refers to Beijing, Shanghai, Guangzhou and Shenzhen 5. Includes Shanghai hospital revenue only 6. As of Ju l 29, 2019 except for Company A; Company A entered into stock suspension since Apr 1, 2019 General Surgery OB/GYN Internal Medicine Peds Ortho Other Specialties 3 Estimated revenue contributions from new facilities with pre - spent Capex (~4 - 5x the size of the existing mature hospitals) Existing facilities 2018A: 2,059 4.8% 77.7% 17.5% 32.2% 16.6% 23.2% 15.6% 5.5% 924 7.7% 7.1% 615 # of Tier 1 cities 4 2 1 4 (RMB mm) OB/GYN focus Peds focus Largest comprehensive group All 4 Tier 1 cities in China Complementary strategic coverage in selective Tier 2 cities BROADEST GEOGRAPHIC COVERAGE One of the largest multi - specialty healthcare services group ONE OF THE LARGEST BY REVENUE PRIVATE PUBLICLY LISTED OB/GYN and Peds OB/GYN and Peds Family Medicine 2 2 1 8.7% Family Medicine ~90% ~10% 1,000 490 (5) ~10% 350 83.4% ~90% Company A Company B UFH Company C 5 Company D Company E Market Capitalization (US$ mm) 6 198 6 212 N/A N/A N/A N/A “One of the largest premium integrated healthcare service groups” Take out C - MER Add back Kangning / Kanghua / CCM (once have a general hospital in Xi’an)

7 7 VALUE CREATION SUMMARY

SUM-OF-THE-PARTS VALUATION: TODAY

Sum of the parts valuation of NFC post acquisition of UFH | **Acquisition Cost of UFH**



(in US$ mm unless otherwise noted)
1,198 ($8.5/share3)
Tier 2
Beijing, Shanghai Puxi
825 ($5.9/share3)
68 ($0.5/share3)
2,091 ($14.9/share3)
1,440 ($10.0/share)
1
2
3
Operating Assets
Expansion Assets (Tier 1)1
SZ Mgmt. Contract
SOTP Valuation
PFMA Enterprise Value of NFC2

1 *Operating Assets (BJ, SH Puxi, Tianjin, Rehab, Qingdao)*

- **Valued at 16x 2020E Adjusted EBITDA of US$ 75mm** (RMB 589mm less 50% of HQ cost allocation) vs. **15-21x 2020E Adjusted EBITDA** for regional healthcare service leaders with similar growth profile (reflecting 1 year of ramp-up in new SH Puxi and no contribution from Qingdao)

2 *Expansion Assets (Tier 1 only)*

- **Valued at 5.8x Stabilized EBITDA of US$ 142mm** (based off discounted cash flow of Guangzhou, Pudong, BJ Datun and 50% of HQ cost allocation since 2019 with 13% WACC and 16x terminal multiple)
- Expansion assets will generate RMB 11mm revenue per bed at stabilization, comparing with RMB 13mm for BJ and RMB12 mm for SH Puxi in 2018

3 *SZ Mgmt Contract*

- Valued at **US$ 68mm** (based off discounted cash flow of Shenzhen management contract since 2019 with 13% WACC and 16x terminal multiple)

NEW FRONTIER

Notes:
1. DCF includes 100mm outstanding investments in stabilized assets
2. Fully diluted (including SPAC founder shares dilution)
3. Assuming US$ 300mm net debt post transaction and 132mm total number of shares before accounting for the exercise of 26.875 mm SPAC warrants

25

POTENTIAL TRANSACTION VALUE CREATION


$10.0/Share[1]
1 $9.0-$9.5[1]
2 $3.5 - $4.0[1]
3 $3.0 - $3.5[1]
4 $3.5 - $4.0[1]
5 $0.4 - $0.7[1]
6 $6.0 - $6.5[1]
7 $4.0 - $7.0[1]
$39.4 - $45.2/Share[1]
UFH Status Quo
Operating Asset Organic Growth[2]
Expansion Asset Organic Growth[2]
Tier 2 City Expansion[3]
Other Initiatives[4]
Call Option on Shenzhen Opco[5]
Bolt-on Acquisitions[6]
Multiple Re-Rating
UFH
Immediate
Near-Term
Medium-Term

1. Organic growth from Tier 1 and Tier 2 existing assets in line with historical growth rate
   - Current at roughly 50% of stabilized state

2. Ramp-up of Tier 1 new assets (GZU, PDU and DTU) to <50% the efficiency and productivity of BJU and SHU

3. Management contract model which charges a fixed brand fee and a variable fee with a call option
   - Lease and operate model in key 2nd tier cities such as Hangzhou and Chengdu

4. Other Initiatives include continued expansion of managed care business, opening of IVF centers in select cities, additional outpatient networks in Beijing, Shanghai, Guangzhou and Shenzhen and selected 2nd tier cities

5. Call option exercised on the Shenzhen Opco at fair market value

6. US$300-400 mm of acquisitions done at 10x LTM EBITDA (approximately US$ 150-200mm of which is currently in preliminary term sheet discussion)
   - Leverage extensive experience of NFC Management

7. Assume re-rating to regional leader multiple of 20x NTM EBITDA

Notes:
1. Assuming US$ 300mm net debt post transaction and 132mm total number of shares before accounting for the exercise of 26.875mm SPAC warrants
2. US$ 1.70-1.75bn of incremental equity value from organic growth of existing facilities and facilities under construction
3. US$ 400-450mm of incremental equity value from 2nd tier cities expansion with additional management contracts and launch of Hangzhou / Chengdu Hospitals
4. US$ 500-550mm of incremental equity value from additional IVF centers, outpatient clinics and managed care program
5. ~US$50mm of incremental equity value from exercising the call option of Shenzhen hospital
6. Range reflects acquisition of US$300-400mm of assets; assumes target acquired at 10.0x LTM EBITDA, reflecting valuation of single-asset hospitals and clinics

NEW FRONTIER

26

10 10 UPSIDE CATALYSTS DELIVERING ADDITIONAL VALUE Scale more capital efficiently by using a combination of lease/operated and managed contract model in Tier 2 cities Grow from 4 Tier 1 to 46 Tier 2 cities (in partnership with strategic real estate developers) Establishing sub - brands to further broaden UFH’s outreach within the local population and enhance UFH's brand equity FULLY EXPLORE POTENTIAL IN TIER 2 CITIES CLEAR SPECIALTY FOCUS ENHANCED OUTPATIENT NETWORK MANAGED CARE AND OTHER INITIATIVES M&A OPPORTUNITIES TECHNOLOGY UPGRADES Continue deep specialization in select areas but maintain a comprehensive suite of services Grow IVF from Tianjin to nationwide New centers of excellence: oncology, orthopedics, ENT, sleep center, geriatric center, gynecology, advanced surgical , etc. Continue to replicate the successful hub & spoke model from Beijing to nationwide Maximize clustering effects by setting up additional complementary services Broaden our service suite though clinics and pharmaceutical services Focus on increasing acuity services (robotics, oncology, advance imaging) to drive ASP / margin and create higher barriers to competitors Continued investment in the AI and mobile technology for data analytics, online consultation, risk underwriting, preventive care Roll out managed care network on the back of the largest private provider system in China Further spin - off of procurement, staffing and IT service verticals as standalone businesses that service 3rd parties Strategic acquisitions of specialty hospitals, outpatient and services network to further complement our existing portfolio Management contracts include a right to acquire managed hospitals

11 11 # of cities 4 46 1 Population 72mm 339mm GDP per Capita RMB 149k RMB 99k High - End Hospital Presence Current UFH Coverage 2019E Rev: RMB 2,218mm 2 15 - 19E CAGR: 13.8% 2 2019E Rev: RMB 257mm 3 15 - 19E CAGR: 40.7% 3 Source: National Bureau of Statistics, Oxford Economics, McKinsey Global Institute, Company Analysis ; As of 2017 1. Tier 2 cities are defined as cities with 2016 GDP (latest available consistent historical data in McKinsey Global Institute) from RMB 200 - 1500bn, in 2010 price 2. Tier 1 coverage includes 7 hospitals in Beijing (3) /Shanghai (2) /Guangzhou (1) /Shenzhen (1) and 11 clinics in Beijing (8), Shanghai (2), and Guangzhou (1) 3. Tier 2 coverage includes 2 hospitals in Tianjin (1) /Qingdao (1) and 3 clinics in Hangzhou (1) / Bo’Ao (1) / Wuxi (1). Current Pipeline Limited competition More competition POTENTIAL ON TIER 2 CITY EXPANSION Tier 1 Tier 2 4 MOU signed

12 12 TECHNOLOGY INITIATIVES 12

SOURCES & USES OF FUNDS

Illustrative Pro Forma Valuation

	RMB[1]	USD
NFC Illustrative Share Price	68.00	10.00
(x) Pro Forma Shares Outstanding (mm)[2,3]	132.0	132.0
Fully Distributed Equity Value	**8,979**	**1,320**
Plus: Pro Forma Net Debt	816	120
Fully Distributed Enterprise Value	**9,795**	**1,440**

Ownership

	Post-Transaction Stake %
NFC IPO	22%
NFC FPA	14%
NFC New Issuance[3]	43%
NFC SPAC Dilution	9%
Management[4,5]	5%
Fosun	7%
Total	**100%**

Management roll-over estimated ~85% of net value[7] held pre-transaction

Uses of Funds

	Quantum	
	RMB[1]	USD
Cash Proceeds to Vendors	7,902	1,162
Cash to the Balance Sheet	1,020	150
Transaction Fees	204	30
Total Cash Uses	**9,126**	**1,342**
Roll-over Equity	1,081	159
Total Uses	**10,207**	**1,501**

Sources of Funds

	Quantum		% of
	RMB[1]	USD	Total
Term Loan A[3]	2,040	300	20%
NFC IPO	1,955	288	19%
NFC FPA[6]	1,292	190	13%
NFC New Issuance[3]	3,839	565	38%
Roll-over Equity	1,081	159	11%
Total Sources	**10,207**	**1,501**	**100%**

$711 million of PIPE committed as of July 30th (subject to 25% scale back at NFC's discretion)

Note:
1. Exchange rate at USD:RMB = 1.00 : 6.80
2. Includes an estimated 59.7m shares held by NFC public and Forward Purchase Agreement investors (including 28.8mm public NFC shares, 11.9mm NFC Founder shares, 19.0 mm shares issued to FPA investors), 15.9mm rollover shares issued to existing UFH shareholders, and at least 56.5mm shares issued to PIPE investors; excluding NFC warrants, which are currently out-of-the-money; all share information throughout this presentation assumes no redemptions by public shareholders, assumes a US$10.00 per share price for illustrative purposes and assumes conversion of the class B Founder Shares into Class A common shares on a 1:1 basis in connection with the business combination
3. Depending on the outcome of trust account redemption and other considerations, NFC may increase initial primary capital or reduce the debt drawdown by approximately US$ 100mm in total and increase the NFC new PIPE issued by approximately US$ 100mm, which may increase total shares count to 142mm but will not impact the Fully Distributed Enterprise Value
4. Management exercise ESOP plan using fully diluted basis
5. Subject to further confirmation with ESOP participants before closing, assuming full vesting of ESOP with a small portion of RSU & options rolling over to NFC RSU & options
6. FPA: Forward Purchase Agreement
7. Value of management shares at US$10.0 less estimated income tax of ESOP vesting less repayment of company loan to executives

NEW FRONTIER
30

14 14 INVESTMENT HIGHLIGHTS Well - established nationwide platform with scale and an experienced management platform 4 Attractive valuation on a sum - of - the - parts basis 5 Multi - dimensional growth opportunities 6 The leading comprehensive healthcare services provider with the most reputable brand in China 2 Robust outlook of the Chinese private healthcare industry supported by favorable long term secular drivers 1 Unique hospital + clinic hub & spoke network; “entire lifecycle” coverage 3 Substantial platform synergies with New Frontier led by a proven management team 7

15 15 APPENDIX A – FINANCIALS & BENCHMARKING

SUBSTANTIAL INVESTMENTS HAVE BEEN MADE FOR FUTURE EXPANSION

	Area	Bed in Use									
	GFA (sqm)	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E
Operating Assets											
Beijing (incl. Clinics)[1]	24,504	78	83	84	91	93	93	95	95	97	97
Shanghai Puxi (incl. Clinics)[2]	21,769	36	39	41	41	71	71	80	80	90	90
Tier 2 (TJ, QD, Rehab)[3]	48,420	99	120	130	142	156	167	194	194	214	214
Sub-total	**94,693**	**213**	**241**	**255**	**274**	**320**	**331**	**369**	**369**	**401**	**401**
Expansion Assets (Tier 1)											
Guangzhou (incl. Clinics)[4]	70,607	-	-	-	105	105	105	120	120	140	140
Shanghai Pudong	28,471	-	-	-	85	85	85	100	100	100	100
Beijing Datun	22,834	-	-	-	-	-	62	62	80	90	100
Shenzhen (mgmt. contract)[5]	64,000	-	-	-	-	-	-	100	150	150	150
Sub-total	**185,912**	**-**	**-**	**-**	**190**	**190**	**252**	**382**	**450**	**480**	**490**
Total	**280,605**	**213**	**241**	**255**	**464**	**510**	**583**	**751**	**819**	**881**	**891**

Notes:
1. Includes 16,532 sq.m. from Beijing Hospital and 7,972 sq.m. from Beijing Clinics. Beijing Clinics expanded from 6,887 sq.m. to 7,972 sq.m. in 2015 with the opening of 2 new clinics
2. Total GFA of Shanghai Puxi (incl. clinics) was 5,900 sq.m. until 2018. Shanghai Puxi (incl. clinics) underwent an expansion to reach a total GFA of 21,769 sq.m. in 2019
3. Consists of Tianjin with a total GFA of 6,900 sq.m., Beijing Rehab with a total GFA of 11,520 sq.m. and Qingdao (opened in 2015) with a total GFA of 20,000 sq.m. (with 10,000 sq.m. more capacity in building B)
4. Guangzhou expanded its total GFA from 648 sq.m. in 2017 (consisting only of Guangzhou Clinic) to 70,607 sq.m. in 2018 following the opening of its Guangzhou Hospital
5. Shenzhen facility is currently estimated to have approximately 250-350 beds and will initially be operated under a management contract model

NEW FRONTIER

33

REVENUE SUMMARY (EXCL. M&A)

Revenue Breakdown *(RMB mm)*

	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E	15-18A CAGR	18-20E CAGR	18-24E CAGR
Operating Assets						See Appendix P44 for back-up							
Beijing (incl. clinics)	751	962	1,064	1,168	1,304	1,423	1,542	1,656	1,773	1,899	15.8%	10.4%	8.4%
Shanghai Puxi (incl. clinics)[1]	496	508	495	492	531	682	792	882	976	1,076	(0.2%)	17.7%	13.9%
Tier 2 (TJ, QD, Rehab) & Other Assets[2]	102	150	207	305	374	461	539	612	684	753	44.2%	23.0%	16.3%
Sub-total	**1,348**	**1,620**	**1,766**	**1,965**	**2,209**	**2,566**	**2,873**	**3,150**	**3,433**	**3,727**	**13.4%**	**14.3%**	**11.3%**
Expansion Assets (Tier 1)													
Expansion (GZ[3], SH Pudong, BJ Datun)	42	50	59	97	285	526	786	1,053	1,340	1,641	32.1%	133.3%	60.3%
Shenzhen (mgmt. contract)	-	-	-	-	5	9	14	12	24	40			
Sub-total	**42**	**50**	**59**	**97**	**290**	**535**	**800**	**1,065**	**1,364**	**1,681**	**32.1%**	**135.2%**	**61.0%**
Others													
Expansion Assets (Tier 2)[4]	5	6	3	(3)	2	15	30	47	67	88			
Total	**1,395**	**1,675**	**1,828**	**2,059**	**2,501**	**3,116**	**3,704**	**4,262**	**4,863**	**5,496**	**13.8%**	**23.0%**	**17.8%**

Revenue per Bed *(RMB mm)*

	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E	15-18A CAGR	18-20E CAGR	18-24E CAGR
Operating Assets													
Beijing (incl. clinics)	9.6	11.6	12.7	12.8	14.0	15.3	16.2	17.4	18.3	19.6	10.0%	9.2%	7.3%
Shanghai Puxi (incl. clinics)	13.8	13.2	12.1	12.0	7.5	9.6	9.9	11.0	10.8	12.0	(4.5%)	(10.5%)	(0.1%)
Tier 2 (TJ, QD, Rehab) & Other Assets	1.0	1.3	1.6	2.1	2.4	2.8	2.8	3.2	3.2	3.5	27.8%	13.4%	8.6%
Sub-total	**6.3**	**6.7**	**6.9**	**7.2**	**6.9**	**7.8**	**7.8**	**8.5**	**8.6**	**9.3**	4.2%	4.0%	4.4%
Expansion Assets (Tier 1)													
Expansion Assets (Tier 1)[5]	-	-	-	0.5	1.5	2.1	2.8	3.5	4.1	4.8	Expected US$10-12mm revenue per bed at stabilization[6]		45.5%

Notes:
1. Shanghai Puxi's historical revenue growth was limited by capacity constraints and out of date infrastructure (only 5,900 sq.m. GFA incl. clinics). Shanghai Puxi will operate in a new, expanded complex (~1km from our existing complex) from the end of Q2 / beginning of Q3 2019
2. Other Assets include Bo'Ao Clinic, Hangzhou Clinic and Yuesao (post partum care worker) business
3. Prior to Guangzhou Hospital's opening in 2018, Guangzhou consisted of 1 clinic with a total GFA of 648 sq.m.
4. Expansion assets (Tier 2) include HQ
5. Expansion Assets' Revenue Per Bed excludes Shenzhen (mgmt. contract). Shenzhen (mgmt. contract) revenues are derived from fixed branding and management fees as a % of hospital revenues
6. Represent asset performance once it reaches a level of revenue per bed similar to Beijing and Shanghai in 2018

NEW FRONTIER

34

ADJUSTED EBITDA SUMMARY (EXCL. M&A)

Adjusted EBITDA[1] Breakdown *(RMB mm)*

Reflected double rental payment in Shanghai Puxi hospital (for both old and new sites) during 2018 and 2019

US$ 75mm Adjusted EBITDA for Operating Assets after allocating 50% HQ expense

	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E	15-18A CAGR	18-20E CAGR	18-24E CAGR
Operating Assets													
Beijing (incl. clinics)	117	257	282	310	345	371	402	430	461	494	38.4%	9.5%	8.1%
Shanghai Puxi (incl. clinics)[2]	141	157	140	126	130	176	212	238	263	288	(3.7%)	18.0%	14.7%
Tier 2 (TJ, QD, Rehab) & Other Assets[3]	(91)	(48)	(36)	(9)	(6)	42	79	103	126	147			
Sub-total	**167**	**366**	**386**	**426**	**469**	**589**	**694**	**771**	**851**	**928**	**36.6%**	**17.5%**	**13.8%**
Expansion Assets (Tier 1)													
Expansion (GZ, SH Pudong, BJ Datun)[4]	5	8	(52)	(177)	(167)	(55)	57	164	271	384			
Shenzhen (mgmt. contract)	-	-	-	-	5	9	14	12	24	40			
Sub-total	**5**	**8**	**(52)**	**(177)**	**(162)**	**(46)**	**71**	**177**	**295**	**425**			
Others													
Expansion Assets (Tier 2)[5]	-	-	-	-	-	9	20	32	45	60			
HQ[6]	(116)	(130)	(147)	(140)	(168)	(160)	(160)	(168)	(176)	(185)	6.6%	6.8%	4.8%
Total	**57**	**244**	**187**	**110**	**140**	**392**	**625**	**812**	**1,014**	**1,227**	**24.6%**	**89.1%**	**49.6%**

Adjusted EBITDA Margin *(%)*

Adjusted EBITDA margin impacted by double rent for Shanghai Puxi Hospital (for both old and new sites) during 2018 and 2019

	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E	2024E
Operating Assets										
Beijing (incl. clinics)	15.5%	26.8%	26.5%	26.5%	26.5%	26.1%	26.1%	26.0%	26.0%	26.0%
Beijing (hospital only excl. clinics)	*14.0%*	*27.3%*	*28.7%*	*30.2%*	*30.0%*	*29.2%*	*29.0%*	*28.6%*	*28.6%*	*28.4%*
Shanghai Puxi (incl. clinics)	28.5%	30.9%	28.2%	25.6%	24.5%	25.7%	26.8%	27.0%	27.0%	26.8%
Tier 2 (TJ, QD, Rehab) & Other Assets	(89.2%)	(32.2%)	(17.3%)	(3.1%)	(1.6%)	9.2%	14.7%	16.9%	18.5%	19.5%
Sub-total	**12.4%**	**22.6%**	**21.9%**	**21.7%**	**21.2%**	**22.9%**	**24.2%**	**24.5%**	**24.8%**	**24.9%**
Expansion Assets (Tier 1)										
Expansion (GZ, SH Pudong, BJ Datun)[7]	12.5%	15.7%	(88.7%)	(182.6%)	(58.6%)	(10.4%)	7.2%	15.6%	20.2%	23.4%
Overall	**4.1%**	**14.6%**	**10.2%**	**5.3%**	**5.6%**	**12.6%**	**16.9%**	**19.0%**	**20.9%**	**22.3%**

Expected 25-30% adj. EBITDA margin at stabilization[8]

Notes:
1. Reconciliation of historical Adjusted EBITDA to net income / (loss) can be referred in Appendix D. Adj. EBITDA (excl. loss from expansion assets) excludes Guangzhou / Pudong / Datun in 2019; excludes Pudong / Datun in 2020; and excludes Datun only in 2021;
2. Shanghai Puxi's historical Adj. EBITDA growth was limited by capacity constraints (only 5,900 sq.m. GFA incl. clinics) and infrastructure limitations relative to patient volumes
3. Other Assets include Bo'Ao Clinic, Hangzhou Clinic and Yuesao (post partum care worker) business
4. Prior to Guangzhou Hospital's opening in 2018, Guangzhou consisted of 1 family health clinic
5. Expansion assets (Tier 2) doesn't include HQ
6. HQ loss is evenly allocated between operating assets and expansion assets
7. Expansion Assets Adjusted EBITDA margin excludes Shenzhen (mgmt. contract). Shenzhen (mgmt. contract) revenues are derived from fixed branding and management fees as a % of hospital revenues
8. Represent asset performance once it reaches a level of revenue per bed similar to Beijing and Shanghai in 2018

NEW FRONTIER

35

19 19 HOSPITALS: LONG TERM MATURITY CYCLE 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 TJU (6,900 sqm) BJU (26,596 sqm) SHM (5,900 sqm) Rehab (11,520 sqm) QDU (30,000 sqm) Hospital Revenue (mm RMB) SH hospital is the smallest hospital (4,131 sqm) and has been struggling to take on additional patient volume and develop higher acuity services GZM (70,607 sqm) May - 19 (Month 8 1 ) Run Rate Revenue 2 (RMB 173mm) PDU (28,471 sqm) May - 19 (Month 6 1 ) Run Rate Revenue 2 (RMB 111mm) Source: Company ( Unaudited) 1 Since the hospital obtained its OB license 2 Run - rate revenue is defined as monthly revenue * 12

BENCHMARKING ANALYSIS

2015A-2018A REVENUE CAGR (%)


China Leaders
Ex-China Regional Leaders
Average: 13.6%
Average: 49.7%
Average: 8.1%
13.8%
13.4%
36.3%3
63.1%3
8.4%5
7.6%
6.0%
1.5%
17.0%6
UFH All 1
UFH Operating Assets1,2
Aier Eye Hospital
Jinxin Fertility4
IHH
Bangkok Dusit Medical
Raffles Medical Group
Bumrungrad Hospital
Apollo Hospitals
Est. Organic growth
Est. M&A

2018A-2020E REVENUE CAGR (%)


China Leaders
Ex-China Regional Leaders
Average: 18.7%
Average: 40.1%
Average: 10.6%
23.0%
14.3%
28.4%3
51.7%3
14.8%
7.9%
14.1%
3.1%
12.9%5
UFH All1
UFH Operating Assets1,2
Aier Eye Hospital
Jinxin Fertility
IHH
Bangkok Dusit Medical
Raffles Medical Group
Bumrungrad Hospital
Apollo Hospitals
Est. Organic growth
Est. M&A

Source: FactSet and company disclosures as of Jul 29, 2019
1. UFH's historical growth has all been derived from organic growth from its own hospitals
2. Operating asset Revenue includes other assets (i.e. Bo'Ao clinic, Hangzhou Clinic, Yuesao (post partum care worker) business and asset light business)
3. Estimated breakout of organic growth and M&A growth
4. Historical revenue CAGR represents 2016-2018 CAGR as previous financial data is not available
5. Adjusted to exclude IHH's acquisition of Global Hospitals in 2015
6. Apollo Hospitals underwent a large capacity expansion project between 2015 and 2018 and also acquired Nova Specialty Hospitals (11 hospitals in total) in Jan 2015

NEW FRONTIER

37

BENCHMARKING ANALYSIS (CONT'D)

2015A-2018A Adjusted EBITDA CAGR (%)


China Leaders
Ex-China Regional Leaders
Average: 30.8%
Average: 54.0%
Average: 5.6%
24.8%
36.7%
38.4%[3]
69.5%[3]
5.0%[5]
6.5%
3.1%
5.5%
8.0%
UFH All[1]
UFH Operating Assets[1,2]
Aier Eye Hospital
Jinxin Fertility[4]
IHH
Bangkok Dusit Medical
Raffles Medical Group
Bumrungrad Hospital
Apollo Hospitals
Est. Organic growth
Est. M&A

2018A-2020E Adjusted EBITDA CAGR (%)


China Leaders
Ex-China Regional Leaders
88.8%
Average: 53.2%
Average: 41.9%
Average: 10.8%
17.5%
25.6%[3]
58.1%
19.0%
9.5%
1.6%
5.5%
18.6%
UFH All[1]
UFH Operating Assets[1,2]
Aier Eye Hospital
Jinxin Fertility
IHH
Bangkok Dusit Medical
Raffles Medical Group
Bumrungrad Hospital
Apollo Hospitals
Est. Organic growth
Est. M&A

Source: FactSet and company disclosures as of Jul 29, 2019
1. UFH's historical growth has all been derived from organic growth from its own hospitals
2. Operating asset EBITDA includes other assets (i.e. Bo'Ao clinic, Hangzhou Clinic, Yuesao (post partum care worker) business and asset light business)
3. Breakout of organic growth and M&A growth based on company estimates
4. Historical adjusted EBITDA CAGR represents 2016-2018 CAGR as previous financial data is not available
5. Adjusted to exclude IHH's acquisition of Global Hospitals in 2015

NEW FRONTIER
38

3 3 5.3% 21.7% 25.7% 38.5% 21.5% 22.1% 20.8% 32.8% 10.8% UFH All UFH Operating Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 2018A Adjusted EBITDA MARGIN (%) China Leaders Ex - China Regional Leaders Source: FactSet and company disclosures as of Jul 29, 2019 1. Exclude clinics 2. Define ramp up hospital as hospitals with less than 3 years of operating history or still in pipeline 3. UFH ramp up hospitals include Pudong, Guangzhou, Datun, New Puxi and Shenzhen (under management contract) NUMBER OF HOSPITALS 1 Average: 13.5% Average: 32.1% Average: 21.6% 4. Include Aier Hospitals within the listed entity only. Ramp - up hospitals are kept outside of the listed entity until stabilize d 5. Including facility under management and in the US 6. UFH Operating asset Adjusted EBITDA margin calculation doesn’t include other assets (i.e. Bo’Ao clinic, Hangzhou Clinic, Yuesao (post partum care worker) business and asset light business) 6 9 94 7 83 47 3 2 43 UFH All Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals China Leaders Ex - China Regional Leaders 4 Ramp - up Hospitals 2 5 3 0 4 0 5 5 N/A 2 0 4 BENCHMARKING ANALYSIS (CONT’D) 5 39

BENCHMARKING ANALYSIS (CONT'D)

EV/REVENUE


TEV = US$ 1.44bn
China Leaders
Ex-China Regional Leaders
2019E Average: 9.7x
2020E Average: 7.9x
2021E Average: 6.2x
2019E Average: 4.3x
2020E Average: 3.9x
2021E Average: 3.6x
3.9x 3.1x 2.6x
UFH All
9.1x 7.2x 5.1x
Aier Eye Hospital
10.3x 8.6x 7.2x
Jinxin Fertility
4.5x 4.1x 3.7x
IHH
5.0x 4.6x 4.2x
Bangkok Dusit Medical
3.6x 3.0x 2.6x
Raffles Medical Group
6.3x 6.0x 5.8x
Bumrungrad Hospital
2.1x 1.9x 1.6x
Apollo Hospitals
2019E 2020E 2021E

EV/Adjusted EBITDA


TEV = US$ 1.44bn
China Leaders
Ex-China Regional Leaders
2019E Average: 31.6x
2020E Average: 24.8x
2021E Average: 18.5x
2019E Average: 19.8x
2020E Average: 18.0x
2021E Average: 15.9x
70.1x 25.0x 15.7x
UFH All
25.1x 18.5x 13.4x
UFH (excl. Losses from Expansion Assets)
36.3x 29.0x 20.7x
Aier Eye Hospital
27.0x 20.6x 16.3x
Jinxin Fertility
20.0x 17.8x 16.0x
IHH
22.1x 20.3x 18.4x
Bangkok Dusit Medical
19.8x 18.4x 15.2x
Raffles Medical Group
18.7x 17.5x 16.5x
Bumrungrad Hospital
18.6x 15.8x 13.5x
Apollo Hospitals
2019E 2020E 2021E

NEW FRONTIER

Source: FactSet consensus estimates as of Jul 29, 2019

1. UFH (excl. losses from new assets)'s multiples are calculated based on Adjusted EBITDA of UFH excluding losses from expansion assets (i.e. excludes Guangzhou / Pudong / Datun in 2019; excludes Pudong / Datun in 2020; and excludes Datun only in 2021) with allocation of 50% HQ cost

40

5 5 Source: FactSet consensus estimates as of Jul 29, 2019 1. Expected book value calculated based on net asset as of Mar 31, 2019 excluding 2019 estimated net loss with capital inject ion in 2019 for CAPEX added BENCHMARKING ANALYSIS (CONT’D) 2.2x 13.2x 3.2x 2.1x 4.8x 2.3x 6.1x 5.1x n.a. 11.3x 3.0x 2.0x 4.6x 2.2x 5.4x 4.6x n.a. 9.9x 2.8x 1.9x 4.4x 2.1x 5.0x 4.0x UFH All Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 2019E 2020E 2021E P/B 1 China Leaders Ex - China Regional Leaders Equity value = US$1.32bn 2019E Average: 4.1x 2020E Average: 3.8x 2021E Average: 3.5x 2019E Average: 8.2x 2020E Average: 7.2x 2021E Average: 6.4x 41

25 25 APPENDIX B – ADDITIONAL MATERIALS

26 26 UNIQUE HOSPITAL + CLINIC HUB & SPOKE NETWORK INTEGRATED HEALTHCARE SERVICES MODEL GENERATING SIGNIFICANT SYNERGIES BEIJING HOSPITAL REFERRAL REVENUE FROM CLINICS AND CONTRIBUTION TO TOTAL HOSPITAL REVENUE (RMB mm) BEIJING HOSPITAL REFERRAL PATIENT VISITS FROM CLINICS THE ONLY HUB & SPOKE BUSINESS MODEL IN CHINA Source: Company Hospitals Clinic Clinic Clinic Clinic Clinic Clinic 79 88 93 9.4% 9.7% 9.2% 2016 2017 2018 815 891 768 27,147 2016 2017 2018 24,300 31,363 Outpatient Inpatient

27 27 OPERATING ASSET – HOSPITAL EXPANSION COMPARISON BJU EXPANSION PROJECTS Projected performance of SHU similar to that of BJU from 2012 to 2014 where the size of facility increased ~ 130% . Revenue in the same period increased by 38 % Despite the facility size of SHU increased by more than 4 x, current case conservatively assumes revenue increase by 39 % SHANGHAI PUXI EXPANSION PROJECTS Pre-Expansion (2012) Post Expansion (2014) % Change 12-14 CAGR Pre-Expansion (2018) Post Expansion (2020E) % Change 18-20 CAGR Area (sqm) 4,831 11,136 130.5% 4,131 20,000 384.1% Bed Number 46 73 58.7% 41 71 73.2% Total Revenue 483 665 37.6% 17.3% 492 682 38.6% 17.7%

1 1 APPENDIX C – DIVISIONAL DEEP DIVE

2 2 1,390 1,909 2,150 2,210 5,535 10,943 0 4,000 8,000 12,000 2013A 2018E 2023E 744 829 646 1,080 1,280 434 200 BEIJING MARKET OVERVIEW 13 27 55 115 298 608 33 35 40 161 360 703 0 200 400 600 800 2013A 2018E 2023E Local Insurance Coverage Local Out of Pocket Expat Supply Demand Mid - to High - End Inpatient Supply and Demand Disparity 2,4 (No. of Beds) Beijing Market Size - Total No. of Addressable Households 1 (000's) Beijing Market Size - By Specialty (US$ mm) 3 Total No. of Mid - to High - End Hospital Beds Supply 4 (No. of Beds) 1.6x 2.9x 5.1x 2018E 2018E 2018E 2018E 2023E 2023E 2023E 2023E Source: NHFPC, Company Analysis 1. Total addressable households are calculated using the sum of expats, affluent households and local insurance coverage Addressable households defined as households with annual income more than 324K RMB 2. Demand is calculated through addressable market size (# households 2018 in model x household size) and bed per population which is assumed to be 4.57 beds per thousand people in 2013 and 5.06 beds per thousand people in 2018 - 2023, according to CEIC stats; supply is based on # of beds for public hospital VIP wards and private premium hospitals in 2 018 3. Exchange rate at USD:RMB = 1.00 : 6.80 4. Exclude AmCare / Beijing Children’s Hospital in Daxing Huangcun (estimated opening in 2020) and PKUIH new international hospital (2014/2016) 2014A - 2018E New Hospitals 2018E 2019E - 2023E New Hospitals 2013A Public Private 85 519 1,390 1,909 241 2,150 41 870 2023E All 200 new private hospital beds are from UFH 37% 13% % increase of new mid - to - high - end hospital beds 159 121 149 163 315 305 319 495 OB/GYN Pediatrics GP Orthopedics

3 3 OVERVIEW OF UFH IN BEIJING Existing hospital Datun hospital Clinics Rehab hospital Source: Company 1. In Sep 2018, Beijing government published new rule prohibiting any new Class III hospitals or beds within in the 5th Ring High - tech cluster Financial District Embassy area CBD University cluster SOE headquarters Expats cluster Airport 5th Ring 1 Wealthy local community Overview of Beijing Beijing United Family Facilities

4 4 1,081 1,135 1,180 2,503 4,373 2,138 1,870 1,446 3,638 5,353 3 3,952 8,207 13,874 0 5,000 10,000 15,000 2013A 2018E 2023E SHANGHAI MARKET OVERVIEW Mid - to High - End Inpatient Supply and Demand Disparity 2 (No. of Beds) Shanghai Market Size - By Specialty (US$ mm) 4 Total No. of Mid - to High - End Hospital Beds Supply (No. of Beds) 21 42 85 209 438 760 52 41 37 281 522 882 0 400 800 1,200 2013A 2018E 2023E 2018E 2018E 2018E 2018E 2023E 2023E 2023E 2023E Source: NHFPC, Company Analysis 1. Total addressable households are calculated using the sum of expats, affluent households and local insurance coverage Addressable households defined as households with annual income more than 324K RMB 2. Demand is calculated through addressable market size (# households 2018 in model x household size) and bed per population which is assumed to be 4.68 beds per thousand people in 2013 and 5.24 beds per thousand people in 2018 in Shanghai, according to CEIC stats; supply is based on #of beds for public hospital VIP wards and private premium hospital in 2018 3. Forward looking until 2021 4. Exchange rate at USD:RMB = 1.00 : 6.80 54 3,638 45 1,446 2,192 1,915 Shanghai Market Size - Total No. of Addressable Households 1 (000's) Public Private 2.7x 2.3x 2.6x 2014A - 2018E New Hospitals 2018E 2019E - 2021E New Hospitals 2021E 2013A 5,553 Supply Demand 152% 53% % increase of new mid - to - high - end hospital beds 365 Local Insurance Coverage Local Out of Pocket Expat 240 192 262 98 406 405 589 175 OB/GYN Pediatrics GP Orthopedics

5 5 OVERVIEW OF UFH IN SHANGHAI Source: Company Clinics Old Puxi hospital New Puxi hospital Pudong hospital Financial District CBD Expats cluster Wealthy community International schools Expats cluster Outer Ring Hongqiao Airport Pudong Airport United Family Fengshang Clinic Shanghai United Family Pudong Hospital Shanghai United Family Hospital Shanghai United Family Facilities Overview of Shanghai

6 6 % increase of new mid - to - high - end hospital beds 386 425 264 614 914 350 300 615 1,000 1,339 4 1,409 3,539 8,433 0 3,000 6,000 9,000 2013A 2018E 2023E GUANGZHOU MARKET OVERVIEW Mid - to High - End Inpatient Supply and Demand Disparity 2 (No. of Beds) Total No. of Mid - to High - End Hospital Beds Supply (No. of Beds) Supply Demand 4 6 12 87 208 512 10 11 12 100 225 536 0 200 400 600 800 2013A 2018E 2023E Guangzhou Market Size - By Specialty (US$ mm) 3 2018E 2018E 2018E 2018E 2023E 2023E 2023E 2023E Source: NHFPC, Company Analysis 1. Total addressable households are calculated using the sum of expats, affluent households and local insurance coverage Addressable households defined as households with annual income more than 324K RMB 2. Bed demand calculated by addressable market size (number of households x average household size) and bed per population (4 .68 in 2013 and 5.24 in 2018 - 2023) 3. Exchange rate at USD:RMB = 1.00 : 6.80 4. Forward looking until 2020 1,339 351 35 39 615 385 1,000 339 Guangzhou Market Size - Total No. of Addressable Households 1 (000's) Public Private 2.3x 3.5x 6.3x 2014A - 2018E New Hospitals 2018E 2019E - 2023E New Hospitals 2013A 2023E 63% 34% 100 from UFH Local Insurance Coverage Local Out of Pocket Expat OB/GYN Pediatrics GP Orthopedics 84 27 18 42 231 71 46 139

7 7 OVERVIEW OF UFH IN GUANGZHOU Guangzhou United Family Hospital Guangzhou UFH Clinic Overview of Guangzhou Commercial Hub Tencent HQ Source: Company 1. Guangzhou CBD is approximately 38km from Guangzhou CBD, taking approximately 40 - 50 minutes by car in order to reach the city center 2. Guangzhou High - Speed Rail Station is approximately 25km from Guangzhou CBD, taking approximately 40 minutes by car in order to reach the city center International schools Alibaba Guangzhou Guangzhou Baiyun Airport 1 Guangzhou United Family Hospital UFH Guangzhou Clinic Guangzhou High - Speed Rail Station 2 UFH Guangzhou Clinic University District China Mobile Guangzhou Financial District Guangzhou UFH

8 8 High Net Worth Population (000's) GDP per capita RMB Average number Beds per 1,000 citizens # Beds SHENZHEN MARKET OVERVIEW Source: National Bureau of Statistics, Provincial Bureau of Statistics, Health Planning Commission, Hurun, Fudan University Hospital Management Institute; as of 2018 183,127 150,678 134,607 124,606 84,666 63,412 128,994 119,441 Chengdu Guangzhou Hangzhou Shenzhen Shanghai Chongqing Beijing Tianjin 3.18 5.64 7.41 4.55 7.92 4.89 5.25 4.13 3 4 5 15 18 44 64 71 230 263 0 50 100 150 200 250 300 Hangzhou Guangzhou Shenzhen Shanghai Beijing Net worth >RMB10mn Net worth >RMB1bn 4 9 0 20 21 0 5 10 15 20 25 Hangzhou Guangzhou Shenzhen Shanghai Beijing # hospitals No. of Hospitals in the Top 100 Rankings

OVERVIEW OF UFH IN SHENZHEN

UFH in Shenzhen



Overview	• Strategically located in Shenzhen CBD (above downtown metro station). 5 minutes drive from Hong Kong border and high speed rail • The only large-scale private hospital in Shenzhen CBD (no new supply of large private hospital in downtown Shenzhen planned in the next 5 years) • 65,000 sqm; ~250-300 planned licensed bed count • High-end specialty services focused, offering services such as high-end OB/GYN, orthopaedics, pediatrics, oncology, dermatology / cosmetology and more
Business Model	• Management contract model which reduces investment risk while providing quicker returns on capital (New Frontier majority owns the Propco (land and building) and will invest an additional ~US$ 100mm to build up the hospital)
Timetable	• New Frontier completed Propco acquisition in Jan 19 • Construction will commence in Q1 19 with operations commencing in 2021

Source: Company

Shenzhen Hospital Landscape

- A total of 10 new hospitals are expected to open in Shenzhen by 2021
- Most of these hospitals will be located in the outskirts of Shenzhen (none in Inner Shenzhen)


Shenzhen Baoan Airport
Outer Shenzhen
Inner Shenzhen
Hong Kong Border

Planned UFH Hospital | Commercial Centre | Futian Port | High-Speed Railway Station
Tencent HQ | High End Residential Area | Tech Center

NEW FRONTIER
53

10 10 APPENDIX D - EBITDA RECONCILIATION

11 11 RECONCILIATION OF HISTORICAL ADJ. EBITDA TO NET INCOME / (LOSS) Notes: 1. Miscellaneous income, net are other income and expense not attributable to operating expenses and finance expenses, such as gains on disposal of held - to - sale assets 2. Management fee paid to TPG and Fosun each year are not related to business operation 1 2 (RMB mm) 2015A 2016A 2017A 2018A Revenue 1,395 1,675 1,828 2,059 Net income / (loss) (129) (10) (22) (177) Adjustments A1) Depreciation and amortization 110 113 129 150 A2) Share based compensation 39 36 23 18 A3) Income tax expense 3 60 59 70 A4) Finance expenses, net 27 30 14 66 A5) Miscellaneous income, net 3 12 (19) (37) B1) One-off Rental in Shanghai New Puxi Hospital - - - 15 B2) Management Fee to TPG & Fosun 3 3 3 3 Subtotal of adjustments 185 254 209 300 Adjusted EBITDA 57 244 187 110